UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

Hartford Series Fund, Inc.

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HARDFORD FUNDS our benchmark is the invester Vote Now Proxy Documents Attend Virtual Meeting The Shareholder Meeting has been adjourned to Make Sure Your Vote Is Counted. Click Here to Vote Now Combining Expertise to Deliver More for Investors Shareholders are being asked to vote on several proposals, including new investment management agreements related to the proposed acquisition of Hartford Funds by Wellington Management. There are no expected changes to the funds’ investment objectives, investment strategies, portfolio management teams, or current fees as a result of the proposals being presented. Hartford Funds shareholders have been mailed proxy materials, and may receive additional solicitation if they have not voted. We understand these communications can feel unexpected, so we’ve provided the information below to help answer common questions and explain what shareholders need to know. How to Cast Your Vote Click the link below to vote online Vote Now Call the number below to cast your vote with a live proxy voting specialist. (855) 496-3017 Proxy Documents The resources below can help answer questions you may have. Hartford Funds 2026 Special Shareholders Meeting Proxy Statement Download Proxy Statement Frequently Asked Questions for Financial Professionals Download FAQ View result of the November 5, 2026 shareholder Meeting View result

Virtual Shareholder Meeting You can attend the shareholder meeting through the button below and by providing your proxy control number. Attend Virtual Meeting Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the anticipated effects and benefits to shareholders of the proposed change to non-diversified status for certain Hartford Funds, the anticipated portfolio management flexibility and investment outcomes following shareholder approval, and any statements regarding the expected continuity of a Fund’s investment objective, strategies, and fees. There can be no assurance that shareholder approval will be obtained or that the anticipated effects of the proposal will be realized. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law. HARTFORDFUNS Our benchmark is the investor.* CONTACT US CAREERS PRESS CENTER TAX CENTER LEGAL NOTICES PRIVACY POLICY PROXY INFORMATION ETF REGULATORY DOCUMENTS MUTUAL FUND REGULATORY DOCUMENTS ACCESSIBILITY STATEMENT INDEX PROVIDER NOTICES BUSINESS CONTINUITY THE HARTFORD YOUR CALIFORNIA PRIVACY CHOICES The material on this site is for informational and educational purposes only. The material should not be considered tax or legal advice and is not to be relied on as a forecast. The material is also not a recommendation or advice regarding any particular security, strategy or product. Hartford Funds does not represent that any products or strategies discussed are appropriate for any particular investor so investors should seek their own professional advice before investing. Hartford Funds does not serve as a fiduciary. Content is current as of the publication date or date indicated, and may be superseded by subsequent market and economic conditions. Investing involves risk, including the possible loss of principal. Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the mutual fund, or ETF summary prospectus and/or prospectus, which can be obtained from a financial professional and should be read carefully before investing. Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA|SIPC. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. The funds and other products referred to on this Site may be offered and sold only to persons in the United States and its territories. Hartford Funds refers to HFD, Lattice, and HFMC, which are currently not affiliated with any sub-adviser or ALPS. On June 3, 2026, The Hartford Insurance Group, Inc. (“The Hartford”) and Wellington announced that they had reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP, Wellington’s corporate parent, will acquire Hartford Funds. Upon closing Hartford Funds will be integrated into Wellington’s U.S. Wealth business. The deal is expected to close in the first quarter of 2027, subject to regulatory and fund approvals. Upon closing, Hartford Funds would become an affiliate of Wellington. For more information, click here. © Copyright 2026 Hartford Funds Management Group, Inc. All Rights Reserved. Not FDIC Insured | No Bank Guarantee | May Lose Value

Greg Frost Proxy Voicemail Script

“Hi, this is Greg Frost, President and Chief Executive Officer of Hartford Funds. I’m calling with an important update regarding your investment in Hartford Funds.

Shareholders are being asked to vote on proposals related to the acquisition of Hartford Funds by Wellington Management. The funds’ board has unanimously recommended that shareholders vote in favor.

If you have not yet voted, please call (855) 496-3017 to speak with one of our proxy specialists. You may also vote online or by mail using the instructions on the proxy card previously sent to you.

We appreciate you taking the time to make your voice heard. Thank you for your time and for investing with Hartford Funds.”

Your vote matters. Certain Hartford Funds still need shareholder votes ahead of the adjourned meeting. Vote Now HARTFORD FUNDS

[ADJOURNMENT TEMPLATE, IF NEEDED]

From:
To:

Subject:	TEST I Important Update - Shareholder Meeting Adjourned
Date:

HF

Hi,

The Hartford Funds special meeting of shareholders was held on November 5, 2026 and certain funds approved the proxy proposals. For the reminder funds that have not yet received the shareholder vote needed to approve the proposals, the meeting has been adjourned until           ·

Clients who hold shares of these funds may keep getting proxy reminders and other outreach until the adjourned meeting. We’re sharing this update in case your clients have questions.

For additional information view our frequently asked questions.

Thank you for your continued partnership,

For additional information, please reach out to the Hartford Funds Sales Desk at        or visit hartfordfunds.com.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS) Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America

Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS. HFD, 690 Lee Road, Wayne, PA 19087, 1-610-386-4088.

This email message may constitute a commercial electronic mail message under the CAN-SPAM Act of 2003.

This email was sent to info@hartfordfunds.com.

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